UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17TH Floor New York, New York			10153
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 300-1300

David M. Mahle Jones Day 222 East 41ST Street New York, New York 10017

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report
December 31, 2010

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report

December 31, 2010

February 23, 2011

Re: York Enhanced Strategies Fund, LLC — 2010

Dear Investor:

The Fund had a net return of 16.61% in 2010.

Following the large beta move in the credit markets in 2009, we shifted our focus to hard catalyst event-driven situations including tender offers, corporate acquisitions, IPO's, reorganizations and liquidations. In addition, we increased the size of our allocation to high quality current yielding securities to take advantage of the improving credit environment.

During the first quarter of 2010, the financial markets rallied amid strong corporate earnings, positive economic data, and a growing market sentiment that a double dip recession was unlikely. Further, reassurances from Federal Reserve officials that interest rates would remain low provided a positive technical backdrop for the markets. We took this as an opportunity to sell certain less liquid positions such as Precision Partners bank debt and KDG PIK loan into market strength, strategically raising our cash level in a volatile market.

The second quarter saw equity and credit markets dramatically shift their focus from strong corporate earnings growth to the unfolding European fiscal crisis, monetary tightening in China, a weak US consumer and their impact on the global recovery that began in the second half of 2009. These macroeconomic concerns triggered significant market selling and associated de-risking by hedge funds and dealers, overshadowing positive company-specific developments. Given this backdrop, we continued to hold a significant cash balance, waiting for credit events to occur in a more stable market.

We remained defensively positioned in the third quarter as equity and credit markets experienced significant volatility. In these challenging conditions, we continued to look for current yielding, total return opportunities with limited downside including event-driven investments, short maturity paper and debt at a discount.

The year ended with a strong fourth quarter for both equity and credit indices. Fund performance during the quarter was driven primarily by alpha generating, company specific events, illustrating the embedded value of the portfolio's positions.

The Fund experienced healthy gains in a number of positions in 2010. One of the top contributors during the year was titanium dioxide pigment maker Tronox. Our bonds in the company traded up in anticipation of the company's emergence from bankruptcy. Tronox's Chapter 11 plan of reorganization was approved in December and the position continues to perform well on strong company fundamentals. Our investment in Lyondell Chemical advanced leading up to and following the company's exit from bankruptcy protection at the end of April. The company continues to benefit from a carry over of strong results reported at the end of October and low natural gas prices. Our General Motors unsecured bonds and preferred securities climbed in anticipation of the new General Motors' $13 billion IPO and investor concern that IPO allocations would be small. Upon the company's November 18th IPO, our bonds were converted into common stock which advanced in November and December on better than expected car sales across each of its core brands.

Offsetting these gains, WIND Hellas, a Greek telecom company, fell amid the heightened concern about Greece's economic stability. Also detracting from performance was the Fund's position in Allied Irish Bank, which sold off in November upon the announcement that the ECB would be putting together a rescue package for Ireland. AIB's anticipated capital raise did not occur given the Irish bail-out, and as a result we sold the position.

Looking forward, the Company intends to submit a proxy to shareholders regarding a plan to liquidate the Company. Details of the plan will be included in the shareholder proxy.

As always, we welcome your questions and comments.

Sincerely,

/s/ Jeffrey A. Weber
President

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2010

Total Investments by Sector:

The following table represents the Company's holdings by sector at December 31, 2010 as a percentage of net assets:

Communications	16.2%
Industrial	15.4
Financials	14.0
Consumer Cyclical	13.7
Health Care	12.7
Materials	7.5
Energy	1.7
81.2%

This letter is intended to assist shareholders in understanding how the Company performed during the year ended December 31, 2010. The views and opinions in this letter were current as of February 23, 2011. They are not guarantees of future performance or investment results and do not purport to be complete, and therefore should not be taken as investment advice.

Performance data quoted represents past performance, which is not a guarantee of future results. Future performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that common shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on distributions of Company common shares.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2010

Par Value		Description	Value	Percentage of Net Assets
		CORPORATE BONDS
		COMMUNICATIONS
		Intelsat Corporation,
	$5,000,000	9.25%, due 8/15/14 #	$5,175,000
	5,000,000	9.25%, due 6/15/16	5,387,500
	15,209,828	11.50%, due 2/4/17 (PIK)	16,730,811
		Nortel Networks Ltd., *+
	6,000,000	10.125%, due 7/15/13	5,070,000
	1,000,000	10.75%, due 7/15/16	845,000
		TOTAL COMMUNICATIONS	33,208,311	12.1%
		CONSUMER CYCLICAL
	2,500,000	Accuride Corp., 9.50%, due 8/1/18 ##	2,709,375
	1,000,000	Adelphia Communications Corp., 0.00%, expired maturity Escrow *#+	—
	4,789,000	Cengage Learning Acquisitions, Inc., 10.50%, due 1/15/15 ##	4,944,642
	3,300,000	Lear Corp., 5.75%, due 8/1/14 Escrow *#+	77,550
		TOTAL CONSUMER CYCLICAL	7,731,567	2.8
		ENERGY
	2,500,000	Enron Corp., 6.31%, expired maturity #,##*+	1,000
	5,000,000	Sabine Pass LNG LP, 7.50%, due 11/30/16	4,662,500
		TOTAL ENERGY	4,663,500	1.7
		FINANCIALS
	10,000	Lehman Brothers Holdings, Inc., 6.875%, due 5/2/18 *+	2,450
	2,600,000	Nationstar Mortgage/Nationstar Capital Corp., 10.875%, due 4/1/15 ##	2,541,500
		Realogy Corp.,
	1,791,000	10.50%, due 4/15/14	1,746,225
	567,000	12.375%, due 4/15/15	530,145
	5,358,000	Rouse Co. LP (The), 6.75%, due 11/9/15 *	5,532,135
EUR	1,000,000	Shinsei Bank Ltd., 7.375%, due 9/14/20 **	1,261,112
		Washington Mutual Bank, *+
	$2,500,000	0.00%, expired maturity	912,500
	5,469,000	0.00%, expired maturity	1,996,185
	2,360,000	0.00%, due 2/4/11	861,400
		TOTAL FINANCIALS	15,383,652	5.6
		HEALTH CARE
		HCA, Inc.,
	6,240,000	6.95%, due 5/1/12	6,411,600
	4,000,000	7.875%, due 2/1/11	4,010,000
	3,000,000	8.50%, due 4/15/19 ##	3,285,000
		TOTAL HEALTH CARE	13,706,600	5.0
		INDUSTRIAL
	2,558,000	Basell Finance Co. BV, 8.10%, due 3/15/27 ##	2,756,245
	11,270,113	Lyondell Chemical Worldwide, Inc., 11.00%, due 5/1/18	12,763,403

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2010

Par Value		Description	Value	Percentage of Net Assets
		CORPORATE BONDS (Continued)
		INDUSTRIAL (Continued)
	$4,207,000	Tronox Worldwide LLC/Tronox Finance Corp., 9.50%, due 12/1/12 *#+	$11,464,075
		TOTAL INDUSTRIAL	26,983,723	9.9%
		TELECOMMUNICATION SERVICES
EUR	2,888,664	Hellas Telecommunications Luxembourg III, 8.50%, due 10/15/13 *#+	38,652	—	^
		TOTAL CORPORATE BONDS (COST — $91,696,972)	101,716,005	37.1
		ASSET BACKED BONDS
		FINANCIALS
		Luminent Mortgage Trust,
	$22	2006-4 P, 0.00%, due 5/25/46 *#	—
	110,000,000	2006-4 P, 2.38%, due 5/25/46 **#	1,579,434
		TOTAL FINANCIALS	1,579,434	0.6
		TOTAL ASSET BACKED BONDS (COST — $1,410,208)	1,579,434	0.6
		BANK DEBT AND TRADE CLAIMS
		COMMUNICATIONS
		ProSieben Holding Co., *
EUR	5,000,000	2nd Lien Term Loan, USDLIBOR plus 3.75%, due 11/9/15 #	5,586,359
	5,000,000	Term Loan, USDLIBOR plus 3.75%, due 11/9/15 #	5,586,359
		TOTAL COMMUNICATIONS	11,172,718	4.1
		CONSUMER CYCLICAL
	$2,501,689	Baby Phat, 1st Lien Term Loan A, USDLIBOR plus 5.75%, due 7/18/11 #+	825,557
	14,030,553	Fox & Hound Restaurant Group, 2nd Lien Term Loan B, USDLIBOR plus 13.50%, due 5/12/11 #	7,015,276
	5,940,000	Harrah's Operating Co., Term Loan B4, USDLIBOR plus 7.50%, due 10/31/16	6,251,850
		Lear Corp., *+
	1,000,000	Revolver Tranche A, USDLIBOR plus 1.00%, due 3/23/10 Escrow #	7,100
	1,000,000	Revolver Tranche B, USDLIBOR plus 1.00%, due 3/23/10 Escrow #	7,100
	1,700,000	Term Loan, USDLIBOR plus 1.75%, due 4/25/12 Escrow #	12,070
		Melco PBL Entertainment,
HKD	3,015,175	Term Loan A, HIBOR plus 2.50%, due 9/5/14	370,460
	$1,327,374	Term Loan A, USDLIBOR plus 2.50%, due 9/5/14	1,267,643
	5,832,974	Michael's Stores, Inc., Term Loan B-2, USDLIBOR plus 4.50%, due 7/31/16	5,832,972

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2010

Par Value	Description	Value	Percentage of Net Assets
	BANK DEBT AND TRADE CLAIMS (Continued)
	CONSUMER CYCLICAL (Continued)
$3,000,000	Wm. Bolthouse Farms, Inc., 2nd Term Loan, USDLIBOR plus 7.50%, due 8/11/16	$3,026,250
	TOTAL CONSUMER CYCLICAL	24,616,278	9.0%
	ENERGY
	Enron Corp., *+#
1,616,742	Trade Claim 99092	1,455
383,258	Trade Claim 99093	345
25,000,000	Trade Claim 99191	25,000
	TOTAL ENERGY	26,800	—	^
	FINANCIALS
9,608,940	Blackstone UTP Capital, Term Loan, 7.75%, due 11/6/14 #	9,741,063
4,400,000	Realogy Corp., 2nd Lien Term Loan B, 13.50%, due 9/24/14	4,829,000
	TOTAL FINANCIALS	14,570,063	5.3
	HEALTH CARE
	Warner Chilcott Corp.,
1,485,000	Additional Term Loan, USDLIBOR plus 4.00%, due 4/30/15	1,496,137
3,050,847	Term Loan A-3, USDLIBOR plus 3.75%, due 10/30/14	3,073,729
1,509,777	Term Loan B-1, USDLIBOR plus 4.00%, due 4/30/15	1,521,101
2,514,052	Term Loan B-2, USDLIBOR plus 4.00%, due 4/30/15	2,532,908
	TOTAL HEALTH CARE	8,623,875	3.2
	INDUSTRIAL
2,351,437	Chemtura Prepetition Revolver, PRIME plus 4.60%, due 1/1/20 *+	2,821,724
12,000,000	Tronox, Inc., Term Loan, USDLIBOR plus 5.00%, due 10/15/15	12,060,000
	TOTAL INDUSTRIAL	14,881,724	5.4
	MATERIALS
	Reynolds Group Holdings Ltd.,
2,000,000	Term Loan A, USDLIBOR plus 4.50%, due 8/28/15	2,000,000
3,000,000	Term Loan D, USDLIBOR plus 4.75%, due 5/28/16	3,030,000
	WR Grace & Co., *
2,250,000	Term Loan, due 10/15/15	4,134,375
2,250,000	Term Loan, due 10/15/15	4,134,375
	TOTAL MATERIALS	13,298,750	4.9
	TOTAL BANK DEBT AND TRADE CLAIMS (COST — $91,776,376)	87,190,208	31.9

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2010

Number of Shares	Description	Value	Percentage of Net Assets
	COMMON STOCKS AND WARRANTS
	CONSUMER CYCLICAL
1,001,485	Adelphia Recovery Trust Series ACC-1 INT *#	$15,533
142,022	General Motors Co. *	5,234,931
	TOTAL CONSUMER CYCLICAL	5,250,464	1.9%
	FINANCIALS
424,166	United Insurance Holdings Corp.	1,314,915
60,494	United Insurance Holdings Corp. (Warrants) (1st exercise date 10/4/08; Strike at $6.00) *	1,821
	TOTAL FINANCIALS	1,316,736	0.5
	HEALTH CARE
10,285	Alcon, Inc.	1,680,569
150,000	Genzyme Corp. *	10,680,000
	TOTAL HEALTH CARE	12,360,569	4.5
	INDUSTRIAL
29,844	Delta Air Lines, Inc. *	376,034	0.1
	MATERIALS
336,673	Chemtura Corp. *	5,380,035
10,000	Potash Corp. of Saskatchewan, Inc. @	1,548,300
	TOTAL MATERIALS	6,928,335	2.6
	TECHNOLOGY
13	Shared Technologies, Inc., Escrow, due 11/9/15 *#	—	—	^
	TOTAL COMMON STOCKS AND WARRANTS (COST — $25,637,730)	26,232,138	9.6
	PREFERRED STOCKS
	FINANCIALS
5,061	GMAC, Inc., 7.00%, 12/31/11 ##	4,782,645	1.8
	TOTAL PREFERRED STOCKS (COST — $3,962,955)	4,782,645	1.8
	PRIVATE INVESTMENT
	FINANCIALS
42,336	Arias Holdings, LLC, Class A Shares (acquired on 5/4/07) (restricted) *#	660,865	0.2
	TOTAL PRIVATE INVESTMENT (COST — $7,221,663)	660,865	0.2

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2010

Contracts	Description	Value	Percentage of Net Assets
	OPTIONS PURCHASED *
	Put Options
100	Potash Corp of Saskatchewan, Inc., expiring 1/22/11, Strike Price $165.00	$118,000	—	^
	(COST $210,100)
	TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN (COST — $221,916,004)	222,279,295	81.2
	OPTIONS WRITTEN *
	Call Options
100	Potash Corp of Saskatchewan, Inc., expiring 1/22/11, Strike Price $165.00	(15,000)	—	^
	(PREMIUM RECEIVED $24,400)
	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN	222,264,295	81.2
	OTHER ASSETS IN EXCESS OF OTHER LIABILITIES	51,468,559	18.8
	NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$273,732,854	100.0%

Notes to Portfolio of Investments:

*  Non-income producing security.

**  Reflects rate at December 31, 2010 on variable rate instruments.

#  Securities are valued at fair value per policies adopted by the Board of Directors. At December 31, 2010, $47,819,793 of securities were fair valued, representing 17.5% of net assets applicable to common shareholders.

##  Security is issued under Rule 144A and may be subject to certain restrictions as to resale. Unless otherwise noted, security is deemed liquid.

+  Issuer in default. At December 31, 2010, securities with a value of $24,969,163 were in default, representing 9.1% of net assets applicable to common shareholders.

^  Less than 0.1%

@  Held in conjunction with open put and call option contracts.

At December 31, 2010, the Federal income tax cost basis of securities was $227,920,854 and, accordingly, net unrealized depreciation for Federal income tax purposes was $5,643,388 of which $19,318,747 related to appreciated securities and $24,962,135 related to depreciated securities.

HIBOR — Hong Kong Interbank Offered Rate (Denominated in Hong Kong Dollar currency)

PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

PRIME — Base rate U.S. banks charge for commercial loans.

USDLIBOR — London Interbank Offered Rate (Denominated in United States Dollar currency)

Currency Type Abbreviations:

EUR — Euro

HKD — Hong Kong Dollar

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (continued)

December 31, 2010

Unfunded Loan Commitment

As of December 31, 2010, the Company had the following unfunded loan commitment of $65,857 which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Cost	Fair Value
Chemtura Prepetition Revolver	$65,857	$—	$13,171

At December 31, 2010 the Company had sufficient cash and/or liquid securities to cover the commitment under this contract.

FORWARD FOREIGN CURRENCY CONTRACTS

York Enhanced Strategies Fund, LLC had the following open forward foreign currency contracts as of December 31, 2010:

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	10,495,607	USD	10,132,721	3/16/11	$(524,420)
Danish Krone	7,000,000	USD	1,240,596	3/16/11	(19,263)
Euro	6,492,513	USD	8,612,318	1/3/11	(97,717)
Euro	27,011,437	USD	35,812,123	3/16/11	(416,975)
British Pound	3,681,357	USD	5,811,718	3/16/11	51,421
Hong Kong Dollar	9,061,096	USD	1,167,013	3/16/11	676
Norwegian Krone	8,500,000	USD	1,402,756	3/16/11	(54,130)
Swedish Krone	8,500,000	USD	1,229,105	3/16/11	(31,802)
United States Dollar	1,254,248	DKK	7,000,000	3/16/11	5,611
United States Dollar	32,351,872	EUR	24,603,733	3/16/11	647,892
United States Dollar	5,738,473	GBP	3,681,357	3/16/11	21,824
United States Dollar	1,428,691	NOK	8,500,000	3/16/11	28,195
United States Dollar	1,245,093	SEK	8,500,000	3/16/11	15,814
					$(372,874)

Currency Type Abbreviations:

DKK — Danish Krone

EUR — Euro

GBP — British Pound

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar

Cash collateral in the amount of $4,239,246 has been pledged to cover the Company's open forward contracts.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments — at value (cost $221,916,004)	$222,279,295
Cash at bank	231,396,840
Cash collateral	4,239,246
Foreign cash at bank (cost $8,516,689)	8,710,130
Receivable for investments sold	46,572,332
Interest and dividends receivable	2,310,694
Debt issuance costs, net of accumulated amortization of $3,721,340	2,086,634
Preferred shares offering costs, net of accumulated amortization of $1,743,934	977,717
Unrealized appreciation on forward foreign currency contracts	771,433
Fair value of unfunded loan commitments (cost $0)	13,171
Other assets	2,110,578
Total assets	521,468,070
Liabilities
Series A-1 Preferred Stock, $1,000 liquidation value per share applicable to 108,999 outstanding shares (108,999 shares authorized)	108,999,000
Senior revolving notes payable	77,000,000
Series A-2 Preferred Stock, $1,000 liquidation value per share applicable to 1 outstanding share (1 share authorized)	1,000
Payable for investments purchased	44,469,854
Taxes payable	12,126,731
Management fees payable	2,426,348
Professional fees payable	1,263,811
Unrealized depreciation on forward foreign currency contracts	1,144,307
Dividends payable on term preferred shares	29,142
Interest payable on senior revolving notes	24,009
Options written, at value (premiums received $24,400)	15,000
Commitment fees payable	12,356
Accrued expenses and other payables	223,658
Total liabilities	247,735,216
Net assets applicable to common shareholders	$273,732,854
Net asset value per common share ($273,732,854/331,919 common shares outstanding, unlimited shares authorized)	$824.70
Composition of net assets applicable to common shareholders
Common stock, $0.01 par value	$3,319
Paid-in capital	301,559,044
Accumulated undistributed net investment income	2,571,733
Accumulated undistributed net realized gain (loss)	(31,864,811)
Unrealized appreciation/(depreciation) on:
Investments and unfunded loan commitments	385,862
Forward foreign currency contracts and translations	1,077,707
Net assets applicable to common shareholders	$273,732,854

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Operations

For the Year ended December 31, 2010

Investment income
Interest	$29,071,378
Dividends (net of foreign withholding taxes of $30,361)	284,595
Total income	29,355,973
Expenses
Management fee (Note 3)	4,546,341
Legal fees	1,008,221
Amortization of debt issuance costs (Note 2)	725,353
Audit fees	575,000
Insurance expense	356,145
Amortization of offering costs (preferred shares) (Note 2)	339,873
Commitment fees (senior debt) (Note 1)	268,878
Directors' fees and expenses (Note 3)	256,796
Administration and transfer agent fees	221,435
Custodian fees	131,182
Other expenses	494,923
Expenses before interest expense, dividend distributions to term preferred shareholders and management fee waiver	8,924,147
Interest expense (Note 1)	589,823
Dividend distributions to term preferred shareholders from net investment income	704,682
Total expenses	10,218,652
Management fee waived (Note 3)	(3,014,362)
Net expenses	7,204,290
Net investment income	22,151,683
Realized and unrealized gain (loss) on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations:
Net realized gain (loss) on:
Investments, including the results of foreign currency exchanges	229,221
Short sale transactions	(551,419)
Foreign currency contracts	3,065,391
Net realized gain	2,743,193
Net change in unrealized appreciation (depreciation) of:
Investments, including the results of foreign currency translation and unfunded loan commitments	26,150,677
Short sales	216,211
Foreign currency contracts and translations	(136,221)
Net change in unrealized appreciation	26,230,667
Net realized and unrealized gain on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations	28,973,860
Net increase in net assets applicable to common shareholders resulting from operations, before income taxes	51,125,543
Income tax provision (Note 4):	(12,126,731)
Net increase in net assets applicable to common shareholders resulting from operations	$38,998,812

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statements of Changes in Net Assets

	Year ended December 31,
	2010	2009
Increase (decrease) in net assets from operations:
Net investment income	$22,151,683	$19,200,325
Net realized gain (loss)	2,743,193	(17,474,157)
Net change in unrealized appreciation	26,230,667	104,236,525
Income tax provision	(12,126,731)	—
Net increase in net assets applicable to common shareholders resulting from operations	38,998,812	105,962,693
Distributions to common shareholders from:
Net investment income	—	(591,679)
Return of capital	—	(10,679,162)
Total distributions	—	(11,270,841)
Net increase in net assets applicable to common shareholders	38,998,812	94,691,852
Net assets applicable to common shareholders — Beginning of year	234,734,042	140,042,190
Net assets applicable to common shareholders — End of year (including accumulated undistributed net investment income and distributions in excess of net investment income of $2,571,733 and ($7,453,219), respectively)	$273,732,854	$234,734,042

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Cash Flows
For the Year ended December 31, 2010

Cash flows from operating activities:
Net increase in net assets applicable to common shareholders from operations	$38,998,812
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and maturities of long-term investments	877,405,306
Proceeds from securities sold short	(2,749,113)
Purchases of long-term investments	(727,842,127)
Net change in unrealized appreciation of investments and short sales	(26,366,888)
Net realized loss on investments and short sales	322,198
Decrease in unrealized appreciation on forward foreign currency contracts and translations	136,221
Accretion/amortization of discounts and premiums, net	1,705,262
Decrease in cash due from broker	3,205,260
Amortization of debt issuance costs	725,353
Amortization of offering costs (preferred shares)	339,873
Decrease in interest and dividends receivable	1,831,084
Increase in other assets	(1,902,663)
Increase in corporate taxes payable	12,126,731
Increase in management fee payable	546,341
Increase in dividends payable on term preferred shares	2,322
Decrease in commitment fees payable	(6,844)
Decrease in interest payable on notes	(7,365)
Increase in professional fees payables	763,952
Decrease in undrawn loan commitments payable	(26,624)
Increase in accrued expenses and other payables	103,259
Net cash provided by operating activities	179,310,350
Cash flows from financing activities:
Distributions to common shareholders	(2,568,721)
Net cash used in financing activities	(2,568,721)
Net increase in cash (1)	176,741,629
Cash at beginning of year	67,604,587
Cash at end of year	$244,346,216
Supplemental disclosure of cash flow information:
Interest paid on notes during the year	$594,411
Dividends paid to term preferred shareholders during the year	$702,360

  (1)  Includes net change in unrealized appreciation on foreign currency of $193,441.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Financial Highlights

	Year ended December 31,
	2010	2009	2008	2007	2006
Selected data for a common share outstanding throughout the year.
Net asset value, beginning of year	$707.20	$421.92	$877.36	$989.42	$926.57
Increase (decrease) in net assets from operations:
Net investment income*	66.74	57.85	108.84	57.45	19.73 (3)
Net realized and unrealized gain (loss) on investments*	50.76	261.39	(459.74)	(1.81)	107.57
Net increase (decrease) in net assets applicable to common shareholders from operations	117.50	319.24	(350.90)	55.64	127.30
Distributions to common shareholders from:
Net investment income	—	(1.78)	(95.59)	(86.93)	(38.62)
Net realized gains	—	—	(8.95)	(80.77)	(25.83)
Return of capital	—	(32.18)	—	—	—
Total distributions	—	(33.96)	(104.54)	(167.70)	(64.45)
Net asset value, end of year	$824.70	$707.20	$421.92	$877.36	$989.42
Total return per common share	16.61%	76.16%	(42.00)%	5.39%	13.74%
Percentages and supplemental data:
Net assets, end of year (000's)	$273,733	$234,734	$140,042	$291,213	$328,408
Ratios to average net assets applicable to common shareholders (Note 1):
Expenses before management fee waiver (excluding interest expense and preferred share distributions)	3.46%	3.73%	-2.22%	4.19%	7.19%
Expenses before management fee waiver (including interest expense and preferred share distributions)	3.96%	4.75%	1.37%	9.24%	9.85%
Expenses before management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	3.96%	4.75%	6.89%	7.74%	6.00%
Expenses after management fee waiver (excluding interest expense and preferred share distributions)	2.29%	3.73%	-2.22%	4.19%	7.19%
Expenses after management fee waiver (including interest expense and preferred share distributions)	2.80%	4.75%	1.37%	9.24%	9.85%
Expenses after management fee waiver (including Interest expense and preferred share distributions, but excluding dividend expense on special share)	2.80%	4.75%	6.89%	7.74%	6.00%
Net investment income before management fee waiver (excluding interest expense and preferred share distributions)	7.93%	11.20%	17.98%	11.21%	4.10%
Net investment income after management fee waiver (including interest expense and preferred share distributions)	8.59%	10.18%	14.39%	6.15%	1.44%
Net investment income after management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	8.59%	10.18%	8.87%	7.65%	5.29%
Asset coverage per preferred share (1)	$4,218	$3,860	$2,899	$5,158	$6,999
Liquidation and market value per preferred share	$1,000	$1,000	$1,000	$1,000	$1,000
Asset coverage per $1,000 of senior revolving note (2)	$5,971	$5,464	$4,717	$3,470	$3,532
Liquidation value of preferred shares outstanding (000's)	$109,000	$109,000	$109,000	$109,000	$81,750
Aggregate principal amount of senior revolving notes outstanding (000's)	$77,000	$77,000	$67,000	$162,000	$162,000
Portfolio turnover rate	186%	202%	110%	155%	159%

  *  Per share amounts are based upon the average number of common shares outstanding.

  (1)  Asset coverage per preferred share equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by the total number of preferred shares outstanding at the end of the year.

  (2)  Asset coverage per $1,000 of senior revolving note equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by principal amount at the end of the year times $1,000.

  (3)  The 2006 dividend distributions to term preferred shareholders from net investment income and capital gains has been reclassified into investment income to conform with the 2007 presentation.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements
December 31, 2010

1. Organization, Investment Objective and Capitalization Structure:

York Enhanced Strategies Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a non-diversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Company received its initial funding on November 17, 2005 (the "Closing Date") in connection with a private offering of its shares to qualified investors and commenced operations immediately thereafter. The term of the Company is ten years, unless extended for up to two separate one-year periods, at the option of the common shareholders.

The Company was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Company's objective is to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets. The Company invests in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.

The Company is authorized to issue common shares ("Common Shares") in the amount of $325,000,000 (the "Common Commitments"), Series A-1 floating rate term preferred shares (the "Term Preferred Shares") in the amount of $108,999,000 (the "Preferred Commitments"), one Series A-2 preferred share (the "Special Share") in the amount of $1,000, and debt (the "Notes") in the amount of $216,000,000 (the "Debt Commitments") (together, $650,000,000 of "Capital Commitments"). The Company has the ability to draw the Debt Commitments at various times. At December 31, 2010, $324,943,700 of the Common Commitments, $108,999,000 of the Term Preferred Commitments, the $1,000 Special Share, as well as $77,000,000 of the Debt Commitments had been drawn.

York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the "Feeder Funds"), have been established as entities whose sole investment is in Common Shares of the Company and at December 31, 2010 owned 47.4% and 22.2%, respectively, of the Company's issued and outstanding Common Shares. Shares of these Feeder Funds were offered and sold to investors both inside and outside the United States.

Term Preferred Shares

The Term Preferred Shares have a liquidation preference of $1,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not declared). Such shares rank on parity with the Special Share as to the payment of dividends and distributions of assets upon liquidation, rank junior to any borrowings and other debts and expenses of the Company, including the Notes, and rank senior to the Common Shares as to distributions of assets and payment of dividends. Holders of the Term Preferred Shares and the Special Share, voting separately as a class, are entitled to elect two of the Company's Directors. On all other matters, holders of the Term Preferred Shares, Special Share and Common Shares vote together as a single class, with one vote for each share. At December 31, 2010, 108,999 Term Preferred Shares were outstanding.

The Term Preferred Shares have a dividend rate equal to LIBOR plus 0.30%, reset at the beginning of each quarterly rate period, plus an additional amount, if applicable, which approximates the U.S. withholding tax payable by any holder of the Term Preferred Shares with respect to such dividend. For the year ended December 31, 2010, the average dividend rate was 0.64%.

The Term Preferred Shares are subject to mandatory redemption on November 15, 2013, which is extendable for up to two one-year periods with the approval of both the holders of at least 75% of the shares then outstanding and the credit enhancer (as defined below), at a redemption price of $1,000 per share plus accumulated but unpaid dividends thereon. Additionally, under certain conditions, the Company may be required to either redeem certain of the Term Preferred Shares or repay indebtedness, at the Company's option. Such conditions include failure by the Company to maintain adequate collateral as required by the terms of the Notes or by the Statement of Preferences of the Term Preferred Shares, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. The Term Preferred Shares are redeemable at the option of the Company, subject to certain provisions, at any time after the five-year anniversary of their initial issuance provided no less than 10% of the Term Preferred Shares remain outstanding.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

Commitment fees of 0.10% per annum are accrued on the unissued Term Preferred Shares with respect to the Preferred Commitments and amounted to $0 for the year ended December 31, 2010, since the Term Preferred Shares have been fully drawn.

Payment of dividends, the above commitment fees, and the redemption price on the final mandatory redemption date are guaranteed under a preferred shares insurance policy obtained from an insurance company (the "credit enhancer"), the premiums of which are 0.30% per annum on the redemption value of issued Term Preferred Shares and 0.10% per annum on the Preferred Commitments for unissued Term Preferred Shares. These premiums are included in insurance expenses in the Statement of Operations. In the event the Company fails to make dividend payments on the Term Preferred Shares, the credit enhancer has certain rights, which if asserted, may have a detrimental effect on the Company and its common shareholders, including but not limited to the right to appoint additional directors such that their appointees comprise a majority of the Board of Directors.

Special Share

The Special Share is redeemable at the option of the Company, in whole or in part, at any time after the termination for any or no reason pursuant to the Investment Management Agreement in an amount equal to $1,000 plus accumulated and unpaid dividends. The Special Share is entitled to dividends as described in Note 3. During the year ended December 31, 2010, the Special Share was not entitled to a dividend. At December 31, 2010, 1 Special Share was outstanding.

Notes

The Company has entered into a senior revolving note purchase agreement with certain holders, which provides for the issuance of Notes in the amount of the Debt Commitments. Amounts drawn under the Notes may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the drawdown criteria. The Notes mature November 15, 2013, subject to extension at the option of the holders of 100% of the outstanding principal amount of the Notes for two 12-month periods. At December 31, 2010, $77,000,000 aggregate principal amount of the Notes was outstanding. During the year ended December 31, 2010, the Company paid down $25,000,000 of the Notes, but also drew $25,000,000.

The outstanding principal amount of the Notes bears interest at a rate per annum of LIBOR plus 0.40%, payable quarterly in arrears. For the year ended December 31, 2010, the average interest rate was 0.74%. At December 31, 2010, the interest rate on the Notes was 0.70%. A commitment fee accrues on the undrawn amount of the Debt Commitments at a rate per annum of 0.20%, payable quarterly. For the year ended December 31, 2010, the Company expensed $268,878 in commitment fees on the Debt Commitments of which $12,356 was payable at December 31, 2010.

The agreements related to the Notes and Term Preferred Shares have covenants, which if not maintained, may cause a default and/or give these holders or other parties various rights, including acceleration of the outstanding obligations under the Notes, and on or after November 17, 2010, forced exercise of the optional repurchase provisions of the Term Preferred Shares under the Insurance Agreement and if these rights are asserted, they can have a detrimental effect on the Company and its common shareholders. As of December 31, 2010, certain required reporting and procedural requirements pursuant to such covenants were in default. The Company has taken actions to address such defaults or events of default, and while there can be no assurances that such actions will be accepted to be in good form by the trustee/noteholders or other relevant parties, the Company believes that such actions makes the likelihood of a successful acceleration of the Notes or forced exercise of the optional repurchase provisions of the Term Preferred Shares by these holders or such other parties remote.

Subject to the terms of a pledge and inter-creditor agreement, the Company has pledged substantially all the Company's assets as collateral for its obligations due under the Notes and the credit enhancement for the Term Preferred Shares.

Administrative Expense Limit

The Company, pursuant to the Indenture governing the Notes, is subject to an administrative expense limit of 2% of the investment portfolio including cash of the Company. For the year ended December 31, 2010, the Company did not exceed this limit.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Net Asset Value Calculation — The net asset value ("NAV") per Common Share of the Company is calculated as of the last business day of each calendar quarter and on such other dates as determined by York Enhanced Strategies Management, LLC, a New York limited liability company ("York" or "the Investment Manager") or the Board of Directors.

Cash — Cash in the Statement of Cash Flows comprises cash on hand including cash collateral. Cash collateral in the amount of $4,239,246 has been pledged to cover the Company's open forward contracts.

Security Valuation — Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee, pursuant to valuation procedures approved by the Board of Directors. Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments. The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Also, there may be only a single or limited number of market makers for certain of the Company's investments. Accordingly, the market for such investments may be thinly traded and prices quoted may be more volatile than would be the case with more established markets.

In the event the Company acquires securities or other financial instruments for which recent brokerage or similar quotations are not available, such securities will be valued at their fair value as determined in good faith by York. Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, since such amounts depend on future circumstances, and the differences could be material.

The unrealized gain or loss on open forward currency contracts is calculated as the difference between the contracted rate and the rate to close out the contract. Open forward currency contracts are valued based upon forward rates available from reputable established sources.

Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which with accrued interest, approximates fair value.

Foreign Currency Translations — Assets and liabilities denominated in foreign currencies are reflected on the Statement of Assets and Liabilities at their U.S. dollar spot values as of the financial statement date. Gains and losses attributed to changes in the value of foreign currencies for specific investments are reflected on the Statement of Operations as a component of realized and unrealized gain/loss on investment.

Security Transactions — Security transactions are accounted for on trade date for financial reporting purposes (the date on which the order to buy or sell is executed). Realized gains and losses on sales of securities are determined based on the identified cost of securities sold, generally using the highest cost method.

Bank Debt and Other Direct Debt Instruments — The Company may invest in loans and debt or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the Company to supply additional cash to the borrower on demand. Bank debt involves a risk of insolvency of the lending bank or other financial intermediary.

Investment Income and Expenses — Interest income is recognized on an accrual basis, increased by the accretion of discount and decreased by the amortization of premium using the effective yield method. Dividend income is recognized on the ex-dividend date, net of applicable withholding taxes. Interest expense is recognized on an accrual basis. Dividend expense on securities sold short is recognized on the ex-dividend date.

Offering and Placement Costs — Costs incurred by the Company in connection with the offering of the Common Shares, including those issued to the Feeder Funds, were recorded as a reduction of paid-in capital applicable to common shares. Costs incurred in connection with the offering of the Term Preferred Shares have been recorded as

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

preferred shares offering costs, an asset on the Statement of Assets and Liabilities. Such costs are amortized on a straight-line basis from the Closing Date to their mandatory redemption date. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company's operating results.

Debt Issuance Costs — Costs incurred in connection with placing the Company's Notes have been recorded as debt issuance costs and are amortized on a straight-line basis from the Closing Date to the expected maturity date of the Notes. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company's operating results.

Federal Income Taxes — The Company for the period since inception until December 31, 2009 had elected to be treated as a regulated investment company ("RIC") for U.S. Federal income tax purposes. During this period the Company met the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for Federal income tax had been made. However, the Company could have been restricted from making distributions necessary to qualify as a RIC during this period due to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of the Term Preferred Shares and Notes.

For the taxable year ended December 31, 2010, the Company did not qualify for U.S. Federal tax purposes as a regulated investment company ("RIC") that is accorded special tax treatment under the Internal Revenue Code due to an investment that generated non- qualifying income in excess of 10% of the Company's total gross income. The non-qualifying income is derived from a corporate restructuring relating to such investment.

For the year ended December 31, 2010, the Company is treated as a regular C corporation for U.S. federal income tax purposes and, as such, will be obligated to pay applicable federal, state and local corporate taxes on its net taxable income. Net taxable income is generally, the sum of its net investment income and capital gain (i.e., the excess of all capital gains over all capital losses including any applicable capital loss carryforward). The Fund's tax expense and accrual is included in the Statement of Operations and Statement of Assets and Liabilities. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

At December 31, 2010, the Federal income tax cost basis of securities was $227,920,854 and, accordingly, net unrealized depreciation for Federal income tax purposes was $5,643,388 of which $19,318,747 related to appreciated securities and $24,962,135 related to depreciated securities. The difference between book cost basis and tax cost basis of securities is attributable primarily to certain tax adjustments including but not limited to the wash sale adjustments, mark-to-market of foreign currency forwards, etc.

Dividends and Distributions to Common and Preferred Shareholders — Dividends and distributions, if any, are recorded on the ex-dividend date.

Due to its status as a regular C corporation for U.S. federal income tax purposes, the Company made no distributions to its shareholders for the year ended December 31, 2010.

For the year ended December 31, 2009, the Company made distributions in accordance with the provisions of Subchapter M applicable to a RIC for federal income tax purposes.

The amount and character of income and capital gains distributions to be paid by the Company are determined in accordance with Federal income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles. These book/tax differences are considered either temporary or permanent in nature. Timing differences are primarily due to the timing of the deductibility of certain expenses such as organizational costs, debt issuance costs, as well as wash sales, forward foreign currency contracts, straddles, Post-October losses, partnership adjustments, amortization of senior debt commitment fees and original issue discount. Permanent differences are primarily due to differing treatments of paydown gain (loss), foreign currency gain (loss), preferred stock offering costs, partnership adjustments and adjustments to prior period ending accumulated balances.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets and the Statement of Operations due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2010 from ordinary income and long-term capital gain were as follows:

	Common Shares	Term Preferred Shares
Ordinary income	$—	$704,682
Long-term capital gains	—	—

The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2009 from ordinary income and long-term capital gain were as follows:

	Common Shares	Term Preferred Shares
Ordinary income	$591,679	$1,316,370
Return of Capital	10,679,162	—

Indemnifications — Under the Company's organizational documents, its officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Management Fees and Other Transactions with Affiliates:

Management Fee — York is the investment manager to the Company. Pursuant to the Investment Management Agreement, the Company pays York as partial compensation for all services rendered a fee ("Management Fee") at a rate currently equal to 1.00% per annum of the Management Fee Capital as of each calendar quarter end. Since 2007, Management Fee Capital is the quarter-end value of the Company's assets less investment related payables. York elected to waive $3,014,362 of the Management Fee for 2010.

Additionally, as holder of the Special Share, York is entitled to contingent dividends (the "Carried Interest") equal to the greater of 1) $40 per year and 2) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Shares (excluding any distribution relating to the original capital payment made for the Common Shares) exceed a 2% quarterly weighted average return on undistributed net assets attributable to the Common Shares until York has received from the Company an amount equal to 20% of the aggregate cumulative distributions of net income and gain to the holders of the Common Shares. This 2% quarterly weighted average return on undistributed capital is cumulative (but not compounded) up to an aggregate of 8% per year. Thereafter, the Special Share is entitled to 20% of the additional distributions and distributable dividends and gains, so long as the cumulative dividends to the Common Shares are at least 80% of the total cumulative dividends.

Even if the thresholds that would entitle a payment of the Carried Interest to York are not met, the Company accrues for the Carried Interest on its cumulative net investment income and cumulative net gain on investments, including unrealized gains on investments, distributable to the holders of the Common Shares. As of December 31, 2010, the Company accrued $0 as accrued dividend payable on special share. As of December 31, 2010, York was not entitled to a Carried Interest payment. York has elected to waive all future Carried Interest payments.

Directors' Fees — Certain officers and a Director of the Company are also officers of York or its affiliates. The Company does not pay any compensation directly to its officers or Directors who are directors, officers or employees of York or its affiliates.

Affiliated Shareholders — Included in net assets applicable to common shareholders is approximately $21,056,000 attributable to affiliates of York.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

4. Income Tax Provision:

For the year ended December 31, 2010, the Company is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and state and local income tax on its taxable income. In all prior years, the Company qualified as a "Regulated Investment Company" ("RIC") under subchapter M of the Internal Revenue of 1986, as amended. The Company's income tax expense is included in the Statement of Operations. The current U.S. federal maximum graduated income tax rate for corporations is 35%.

The Company's provision for income taxes consists of the following:

Current federal income tax expense	$7,766,095
Current state and local income tax expense	4,360,636
Total	$12,126,731

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. As of December 31, 2010 the Company had a capital loss carryforward for federal and state income tax purposes of $31,229,250. The Company's 2010 income tax provision includes a full valuation allowance against the deferred tax assets, because the capital loss carryforward is not expected to be utilized in the future. Components of the Company's deferred tax assets and liabilities as of December 31, 2010 are as follows:

Unrealized depreciation of investments	$2,577,672
Capital loss carryforward	14,264,262
Total deferred tax assets	16,841,934
Less: valuation allowance	(16,841,934)
Net deferred tax assets	$—

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate	35.0%
State and local income taxes, net	5.5
Utilization of deferred tax assets	(16.8)
Total	23.7%

The Company is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of December 31, 2010, management has evaluated the application of these standards to the Company and has determined that no provision for income tax is required in the Company's financial statements for uncertain tax positions.

5. Fair Value Measurement:

The Company applies the provisions of Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments and liabilities at fair value.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments which would generally be included in Level I include listed equities and other listed securities. As required by ASC 820, the Company does not adjust the quoted price for these investments.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Investments which are generally included in this category include less readily marketable and restricted equity securities, forward currency contracts, corporate bonds, bank loans and trade claims.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

Level III investments are fair valued with a variety of inputs such as broker and counterparty quotes, pricing services, independent third-party valuation firms and valuation models. The valuation models are built with different approaches (yield analysis, enterprise value, etc) depending on the particular company and industry. The types of investments which would generally be included in this category include equity and/or debt securities issued by private entities, certain corporate bonds, bank loans and trade claims.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Company's investments in accordance with the above ASC 820 fair value hierarchy levels as of December 31, 2010:

	Level I	Level II	Level III	Total
Investments in Securities — Assets
Corporate Bonds	$—	$84,959,728	$16,756,277	$101,716,005
Asset Backed Bonds	—	—	1,579,434	1,579,434
Bank Debt and Trade Claims	—	58,382,524	28,807,684	87,190,208
Common Stocks and Warrants	26,214,784	1,821	15,533	26,232,138
Preferred Stocks	—	4,782,645	—	4,782,645
Private Investment	—	—	660,865	660,865
Options Purchased	118,000	—	—	118,000
	$26,332,784	$148,126,718	$47,819,793	$222,279,295
Other Financial Instruments* — Assets
Foreign Forward Currency Contracts	$—	$771,433	$—	$771,433
Unfunded Loan Commitment	—	13,171	—	13,171
Investments in Securities — Liabilities
Options Written	$(15,000)	$—	$—	$(15,000)
Other Financial Instruments* — Liabilities
Foreign Forward Currency Contracts	—	(1,144,307)	—	(1,144,307)
Total	$26,317,784	$147,767,015	$47,819,793	$221,904,592

During the year ended December 31, 2010, there were no transfers between Level I and Level II investments.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level III) were used in determining fair value.

	Corporate Bonds	Asset Backed Bonds	Bank Debt and Trade Claims	Common Stocks and Warrants	Preferred Stocks	Private Investment	Other Financial Instruments (OFI)*
Balance as of 12/31/09	$193,245,607	$4,542,498	$163,022,982	$—	$4,868,630	$5,920,462	$(13,453)
Realized gain (loss), net	(37,113,916)	(1,619,229)	2,687,114	—	(2,068,568)	(17,017,681)	—	**
Change in unrealized appreciation (depreciation), net***	(1,498,765)	1,772,436	1,540,996	(16,515)	(150,000)	19,063,176	13,453
Accretion (amortization) of discounts/ premiums, net	(701,895)	(104,232)	(697,143)	—	—	—	—
Purchases	88,042,178	18,871,699	24,229,564	—	—	11,243,293	—
Sales	(198,274,989)	(21,883,738)	(136,755,723)	—	(11,432)	(18,548,385)	—
Transfers into Level III	—	—	—	32,048	—	—	—
Transfers out of Level III	(26,941,943)	—	(25,220,106)	—	(2,638,630)	—	—
Balance as of 12/31/2010	$16,756,277	$1,579,434	$28,807,684	$15,533	$—	$660,865	$—

  *  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument and unfunded loan commitment.

  **  The realized loss incurred during the period for other financial instruments was $589,761.

  ***  Of which, $(4,732,746) is included in Net Assets relating to securities held at the reporting period end.

It is the Company's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

6. Investment Transactions:

During the year ended December 31, 2010, the Company made purchases and sales totaling $684,285,758 and $891,348,525, respectively, of investment securities excluding U.S. Government securities and short-term investments.

The written options activity for the year ended December 31, 2010 were as follows:

	# of Contracts	Premiums
Balance as of December 31, 2009	—	$—
Options written	100	24,400
Options terminated in closing purchase transactions	—	—
Options expired	—	—
Balance as of December 31, 2010	100	$24,400

7. Derivatives:

ASC 815-10, Derivatives and Hedging, requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. ASC 815-10 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company applies the provisions of

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

ASC 815-10. As ASC 815-10 only affects financial statement disclosure, the impact of adoption is limited to financial statement disclosure.

In the normal course of business, the Company enters into derivative contracts for trading purposes. Derivatives are either exchange-traded or over-the-counter ("OTC") contracts. Exchange traded derivatives are standard contracts traded on a regulated exchange. OTC contracts are private contracts negotiated with counterparties. The Company's derivatives primarily include forward foreign currency contracts. Typically, these derivative contracts serve as components of the Company's investment strategies and are utilized primarily as economic hedges, consisting primarily of foreign exchange risk exposure.

The following table lists the net realized gain/(loss) and net change in unrealized gain/(loss) on derivatives by contract type, as included in the statement of operations for the year ended December 31, 2010.

Fair values of derivative instruments not accounted for as hedging instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$771,433	Unrealized depreciation on forward foreign currency contracts	$1,144,307
Equity contracts	Investments, at fair value	118,000	Options written, at value	15,000
Total		$889,433	Options written	$1,159,307

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain (Loss) on Derivatives Not Accounted for as Hedging Instruments Recognized in Income

Derivatives, carried at fair value		Forward Contracts
Foreign exchange contracts	Foreign currency transactions	$4,433,505

Change in Unrealized Appreciation (Depreciation) on Derivatives Not Accounted for as Hedging Instruments Recognized in Income

Derivatives, carried at fair value
Foreign exchange contracts	Forward foreign currency contracts and translations	$(1,541,841)
Equity contracts	Investments, including the results of foreign currency exchanges and unfunded loan commitments	(82,700)
Total		$(1,624,541)

For the year ended December 31, 2010, the Company's average volume of derivative activities are as follows:

Forward Currency Contracts — Purchased (Value at Settlement Date Payable)	Forward Currency Contracts — Sold (Value at Settlement Date Receivable)
$12,413,207	$48,779,673
Purchased Options (Cost)	Written Options (Premium Received)
$84,040	$9,760

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

8. Investment Risks:

The Company's investment activities expose it to various types of risk, both on and off balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Company to varying degrees to elements of credit, market, interest rate, currency, liquidity and short sale risk. The Investment Manager actively monitors and seeks to manage these risks by employing various strategies. In addition, it is the policy of the Company to transact the majority of its securities and contractual commitment activity with broker-dealers, banks and regulated exchanges that the Investment Manager considers to be well established.

Credit risk — Credit risk represents the potential loss that the Company would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by conducting transactions with established and reputable brokers and financial institutions.

The clearing and depository operations for the Company's securities transactions as well as execution of forward currency contracts are provided by The Bank of New York Mellon and Goldman Sachs Group, Inc. The Company is subject to credit risk should The Bank of New York Mellon or Goldman Sachs Group, Inc. be unable to fulfill their obligations.

The Company invests in defaulted securities as well as lower rated and comparable quality unrated high yield securities. Investments in defaulted and other high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher quality rated securities. The risk of loss may be significantly greater for holders of defaulted and high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Investment in debt exposes the Company to the risk that an issuer will default on the payment of interest, principal or both. The extent of the Company's exposure to credit risk in respect of these financial assets approximates their carrying value as recorded in the Company's Statement of Assets and Liabilities.

Interest rate risk — The Company is exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows.

Currency risk — The Company invests in assets or has liabilities denominated in currencies other than its reporting currency, the United States Dollar. Consequently, the Company is exposed to risks that the exchange rate of the United States Dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Company's assets or liabilities which are denominated in currencies other than the United States Dollar. The Company enters into forward foreign currency contracts to minimize this currency risk.

Liquidity risk — Securities in which the Investment Manager is authorized to invest include securities for which there is a relatively inactive trading market. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange or for which there is an active over-the-counter market. The market for such securities may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Such illiquidity may adversely affect the timing or value on liquidation of portfolio assets.

Short sale risk — The Company may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. Due to the nature of a short sale, the potential for loss is unlimited. The initial amount of a short sale is recorded as a liability which is marked to fair value daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. The Company will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position). The Company is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Company. The Company designates collateral consisting of liquid assets sufficient to collateralize the fair value of short positions.

9. Subsequent Events:

On February 4, 2011, the Company elected to redeem the outstanding drawn amounts of Term Preferred Shares, Special Share and Notes. Upon redemption all of the related agreements were terminated and therefore the Company cannot make any additional borrowings. All associated offering/issuance costs related to the Term Preferred Shares and Notes will be expensed in February 2011. As a result the Company intends to submit a

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

proxy to shareholders regarding a plan to liquidate the Company. Details of the plan will be included in the shareholder proxy.

We have evaluated for subsequent events through the issuance date of the financial statements. Except as disclosed in this note, no events were discovered that required disclosure or adjustment to the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of York Enhanced Strategies Fund, LLC

We have audited the accompanying statement of assets and liabilities of York Enhanced Strategies Fund, LLC (the "Fund"), including the portfolio of investments, as of December 31, 2010, and the related statements of operations, cash flows, changes in net assets and financial highlights for the year then ended . These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2009 and the financial highlights for the four years in the period ended December 31, 2009 were audited by other auditors, whose report dated September 14, 2010, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of York Enhanced Strategies Fund, LLC as of December 31, 2010, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, NY
March 03, 2011

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2010 (Unaudited)

Director & Officer Information

Independent Directors:

Name, Date of Birth and Address of Director	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Director	Other Directorships Held
David B. Meltzer, Born March, 1960 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2007	Mr. Meltzer has served as Senior Vice President for International Services for the American Red Cross since July 2005, with overall responsibility for international disaster response activities, international development programs and various international policy matters. Prior thereto, Mr. Meltzer held various positions at Intelsat Global Services Corporation, including serving as general counsel.	1	Mr. Meltzer serves on the Board of Directors of Terrestar Corporation.

Newton P.S. Merrill, Born November, 1939 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and Chairman, Chairman of the Audit Committee and member of the Valuation Committee	Since 2005	Mr. Merrill is currently retired. From 1994 to 2003, he was a Senior Executive Vice President of The Bank of New York responsible for Asset Management and Private Client Services.	1	Director — Mellon Optima Hedge Fund of Funds (registered fund of funds); National Integrity Life Insurance Company. Member of the advisory board for Freeman & Co. Trustee and Chairman Emeritus — The Museum of the City of New York. Trustee and Chairman — Woods Hole Oceanographic Institution; The Connecticut River Museum.

Robert I. Choi, Born November, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2005	Mr. Choi is currently the managing partner of The Heritage Group, a family company. From 1997 to 2004, Mr. Choi was a managing director for Orion Capital Partners, a fund of funds and a hedge fund.	1	Mr. Choi currently serves on the advisory committees of the Starwood Global Opportunity Fund VII and VIII, the Advisory Board of Moelis & Company, the Advisory Committee of Moelis Capital Partners Opportunity Fund I, and the Advisory Committee of the Clarity China Fund II.

Interested Director:

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Valuation Committee	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.	1	Mr. Weber currently serves on the Board of Directors of iStar Financial Inc.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2010 (Unaudited)

Director & Officer Information (Continued)

Officers:

Name, Date of Birth and Address of Executive Officer	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
James G. Dinan, Born May, 1959 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Executive Officer	Since 2005	Mr. Dinan founded York Capital in 1991 and is the Chief Executive Officer of York Capital and is its senior managing member.

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	President	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.

Adam J. Semler, Born July, 1964 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Financial Officer and Secretary	Since 2005	Mr. Semler joined York Capital in November 1995 and is the Chief Operating Officer and member of the managing partner of York Capital.

Mark D. Schein, Born October, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Compliance Officer	Since 2005	Mr. Schein joined York Capital in January 2005 and is the Chief Compliance Officer of York Capital. From 2001 to 2004, he worked at U.S. Trust Company and Schwab Capital Markets in their compliance departments.

  *  Each Director and Officer serves an indefinite term, until his or her successor is elected.

    Additional information about the Company's Directors can be found in the Company's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Company collect at (212) 300-1300. You may also retrieve this information on-line at the Securities and Exchange Commission's website at "http://www.sec.gov".

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2010 (Unaudited)

Change in Accountants

On February 1, 2011, Ernst & Young LLP ("E&Y") informed York Enhanced Strategies Fund, LLC (the "Fund") that E&Y would resign as the independent registered public accounting firm of the Fund effective immediately. The resignation resulted from a passive, non-controlling, minority investment by an affiliate of Credit Suisse Group AG ("Credit Suisse") in York Capital Management, which may have impaired E&Y's independence because Credit Suisse is a lender to E&Y.

E&Y's reports on the Fund's financial statements for the years ending December 31, 2008 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ending December 31, 2008 and December 31, 2009 and the interim period from January 1, 2010 through February 8, 2011, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period.

During the years ending December 31, 2009 and December 31, 2010 and the interim period from January 1, 2011 through February 8, 2011, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On February 8, 2011, the Audit Committee of the Fund's Board of Directors appointed and formally engaged Deloitte & Touche LLP ("Deloitte") as the Fund's independent registered public accounting firm for the fiscal years ending December 31, 2010 and December 31, 2011. The Audit Committee decided to change accountants and approved the change. During the years ending December 31, 2009 and December 31, 2010 and the interim period from January 1, 2011 through February 8, 2011, neither the Fund nor anyone on its behalf has consulted with Deloitte regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Fund's financial statements, and neither a written report was provided to the Fund nor oral advice was provided that Deloitte concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2010 (Unaudited)

Federal Tax Information

Certain tax information for the Company is required to be provided to shareholders based upon the Company's income and distributions. For the year ended December 31, 2010, the Company did not pay any distributions.

YORK ENHANCED STRATEGIES FUND, LLC (the "Company")

December 31, 2010

Material Factors and Conclusions with Respect to the Company's Investment Advisory Agreement Renewal (Unaudited)

In renewing the Company's Investment Management Agreement (the "Agreement"), the members of the Board of Directors (the "Directors") considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Company. In this connection, the Directors considered factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Company by the Investment Manager, York Enhanced Strategies Management LLC (the "Manager"), (2) the investment performance of the Company and the Manager, (3) the cost of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Company, (4) the performance of the other funds managed by affiliates of the Manager, and (5) the level of compensation of other investment managers that manage portfolios similar to the Company's.

The Directors discussed the merits of approving the Agreement and, among other things, considered information from the Manager regarding the factors set forth above and met with senior representatives of the Manager. The Board received and considered the most current information available at the time of the meeting. The independent members of the Board of Directors (the "Independent Directors") received guidance from the Company's legal counsel relating to the legal standards applicable to their consideration in approving the Agreement.

The Independent Directors, in examining the nature, extent and quality of the services to be provided by the Manager, considered the qualifications and experience of the affiliates of the Manager in serving as investment managers for other funds managed by them. The Independent Directors considered the responsibilities of the Manager to the Company. In particular, the Independent Directors considered that the Manager is responsible for the selection of investments for and the overall monitoring of the portfolio of investments, oversight of compliance with portfolio policies and objectives, and implementation of Directors' directives as they relate to the portfolio of investments. The Independent Directors considered the qualifications and experience of the Manager's personnel furnishing services to the Company, the performance of the Company and financial information regarding the Manager as well as the benefits of the Manager that are attributable to its performance of services to the Company. The Independent Directors also considered that the Manager has been and will continue to be responsible for making all investment decisions on behalf of the Company, placing all orders for the purchase and sale of investments for the Company with brokers or dealers, and performing related functions, such as proxy voting, valuations, recordkeeping, oversight of the calculation of the net asset value and the preparation of the semi-annual and annual reports, and other regulatory filings, and tax returns, and managing expenses for the Company.

The Independent Directors met with the Manager to discuss the basis of the management fee. Specifically, the fee of another comparable fund not managed by the Manager was discussed. In addition, management fees paid by other funds and in connection with other arrangements that were similar to the Company were also discussed.

Based on these considerations, the Independent Directors were satisfied that the Company would likely continue to benefit from the nature, quality and extent of the Manager's services, and that the compensation, including any direct or indirect benefits derived by it, was reasonable. Based on the foregoing, the Independent Directors at a meeting held in person on December 6, 2010 unanimously approved the renewal of the Agreement with respect to the Company.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2010

Reporting to Shareholders (Unaudited)

The Company provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 70 days of the end of the Company's second and fourth fiscal quarters by filing the reports electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. The Company also delivers the semi-annual and annual reports to shareholders. The Company also files a complete schedule of portfolio holdings with the SEC for the Company's first and third fiscal quarters on Form N-Q. The Company does not deliver the reports for the first and third fiscal quarters to shareholders. You may, however, obtain the Form N-Q filings (as well as the Forms N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC- 0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures & Proxy Voting Record (Unaudited)

A copy of (1) the Company's policies and procedures with respect to the voting of proxies relating to the Company's portfolio securities; and (2) how the company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling collect (212) 300-1300 or by accessing the SEC's website at www.sec.gov. The Company's proxy voting history is also available on Form N-PX, which can be found by accessing the SEC's website at www.sec.gov.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics. The Registrant will provide to any person without charge, upon written or oral request, a copy of its code of ethics, as amended. Requests should be directed to:  York Enhanced Strategies Management, LLC, Attention: Mark D. Schein, Chief Compliance Officer, 767 Fifth Avenue, 17th Floor, New York, New York 10153, telephone number: (212) 300-1300.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Although the Registrant believes that each of the members of its Audit Committee has sufficient knowledge of accounting principles and financial statements to serve on the Audit Committee, the Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its Audit Committee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were approximately $416,000 for fiscal year 2009 and approximately $498,000 for fiscal year 2010.

(b) Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were:  $0 for fiscal year 2009 and $52,000 for fiscal year 2010.  The services comprising such fees related to the Registrant’s principal accountant’s Agreed-Upon Procedures Report in accordance with the transaction documents relating to the Registrant’s Notes.

(c) Tax Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were approximately $22,000 for the fiscal year 2009 and approximately $25,000 for fiscal year 2010.

(d) All Other Fees. None.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows:

The Audit Committee pre-approves the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. Each of the Audit Committee’s members have the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are (1) those services that only the independent auditor reasonably can provide, (2) services that normally would be provided by the accountant in connection with statutory and regulatory filings and engagements, such as comfort letters, statutory audits, attest services and consents and assistance with, and review of, documents filed with the SEC, and (3) services performed to fulfill the independent auditor’s responsibility under generally accepted auditing standards.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC and the PCAOB on auditor independence. With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

(e)(2) All services related to the fees described in (b) and (c) above were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were approximately $22,000 for fiscal year 2009 and $25,000 for fiscal year 2010.

(h) The Registrant’s independent auditors did not provide any non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)          The Schedule of Investments is included in the Annual Stockholder Report in Item 1.

(b)         Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted policies and procedures to govern how it will vote proxies relating to securities held by it as investments.

It is the policy of the Registrant that each corporate proxy statement will be reviewed by at least one member of the investment committee of the Registrant (the “Investment Committee”) or its designee. A copy of each proxy statement received by the Registrant will be kept on file.

The Registrant will vote proxies in accordance with the determination of the Investment Committee or its designee of what outcome is in the best interest of the Registrant. The Investment Manager’s accounting department will keep a record of each vote and a brief explanation for the vote for a period of six years. The Chief Compliance Officer of the Registrant will periodically review this process to ensure that the proxies are being voted and that a record of each vote is maintained.

Any voting of proxies is subject to any restrictions set forth in the agreements to which the Registrant is a party. With respect to shareholder governance, covenants, social issues and other votes, the Investment Committee should consider each of these votes and issues individually in order to determine its position on a case by case basis. The Investment Committee is authorized to, on occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues.

The Investment Committee shall seek to identify conflicts it or the Registrant may have in voting proxies. In the event of a conflict, the Investment Manager will either: (i) abstain from voting if the vote is not likely to be affected; (ii) retain a disinterested third party adviser to advise on the vote; (iii) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (iv) vote the shares as directed by the Registrant’s committee of independent directors; or (v) take such other actions, as may be appropriate in the particular context.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Investment Manager through the Investment Committee, which is comprised of James G. Dinan, Daniel A. Schwartz and Jeanne L. Manischewitz, manages the day-to-day management of the Registrant’s investments. The Investment Committee reviews and discusses the purchase and sale of Registrant investments. Any purchase or sale of any Registrant investment must be approved in advance by at least one member of the Investment Committee. All members of the committee have equal authority. Consequently, there are no individual roles of Investment Committee members. The following information about the members of the Investment Committee is as of the date of this report.

James G. Dinan, Founder, Chairman, Chief Executive Officer

Jamie founded York Capital Management (the “Firm”) in September 1991 and is the Chairman and Chief Executive Officer of the Firm.  From 1985 to 1991, he worked at Kellner, DiLeo & Co., where he became a General Partner and was responsible for investing in risk arbitrage and special situation investments including distressed securities, high yield bonds and short selling.  From 1981 to 1983, Jamie was an investment banker at Donaldson, Lufkin & Jenrette, Inc, where he was involved in a broad range of corporate finance and merger and acquisition activities. Jamie currently is the Chairman of the Board of Trustees of the Museum of the City of New York, a member of the Board of Trustees of the Hospital for Special Surgery, the Harvard Business School’s Board of Dean’s Advisors, the Wharton Undergraduate Executive Board at the University of Pennsylvania, and a board member of Alternative Investment Management Association.  Jamie received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School.

Daniel A. Schwartz, Chief Investment Officer

Dan joined York Capital in March 1993 and is the Chief Investment Officer and a managing partner of the Firm.  He is also the Co-Portfolio Manager of the York Select funds, a Co-Portfolio Manager of the York Credit Opportunities funds and a Co-Portfolio Manager of various York Funds managed pursuant to a multi-strategy approach.  From 1990 to 1993, he worked as an Associate at Morgan Stanley & Co., Inc., spending two years in the Investment Banking Group and one year in the Global Equity Derivatives Group.  Dan is currently a member, in his capacity as a York employee, of the Investment Committee of Arch Bay Capital, LLC. Additionally, he is currently is a member of the Board of Trustees of Yeshiva University and a Member of the Board of American Friends of Shalva and Friends of United Hatzalah.  Dan received a B.A. from Yeshiva University and an M.S. in Industrial Engineering from Columbia University.

Jeanne M. Manischewitz, Senior Managing Director

Jeanne joined York in March 2005 and is a Senior Managing Director of the Firm, focusing on credit investments. She is also a Co-Portfolio Manager of the York Enhanced Strategies Fund.  From 2002 to 2005, Jeanne worked as a Senior Credit Analyst and Trader at Moore Capital Advisors LLC.  From 1998 to 2002, she was a Vice President and Distressed Credit Analyst at Halcyon Partnerships.  For the two years prior, she was an investment banker at Salomon Smith Barney Holdings Inc.  Jeanne received a B.A. in Philosophy from Princeton University.

Except for the Registrant, the Investment Manager does not manage any other registered investment companies. Affiliates of the Investment Manager serve as investment managers for other pooled investment vehicles across eight hedge fund strategies, a private equity fund targeting control investments in distressed operating companies and a fund focused on distressed residential whole loan mortgages and related assets. The assets under management (“AUM”) for these funds are approximately $14.7 billion as of December 31, 2010.[1] An affiliate of the Investment Manager also serves as investment manager for five separately managed accounts (together with the pooled investment vehicles, the “Unregistered Funds”).

The Investment Manager is an affiliate of York Capital Management Global Advisors, LLC (“Global Advisors”), which does business under the name “York Capital Management.”  The Investment Manager shares personnel, office space, facilities and systems with affiliates of Global Advisors. Global Advisors is a registered investment adviser and provides administrative and investment advisory services, through its affiliates, to the Unregistered Funds and the Registrant (collectively, the “Funds”).

[1] The amount includes both committed and drawn capital for the private equity fund and the residential mortgage fund.

Where permitted by applicable laws and the governing instruments of the relevant Funds, the Investment Manager and its affiliates may purchase securities or other assets for the Registrant and the Unregistered Funds in which more than one Fund holds the same securities or other assets and the affiliates of the principals may also purchase the same securities or other assets, subject to compliance with the Investment Manager’s and the Registrant’s codes of ethics.

The Investment Manager and its affiliates believe that, in certain circumstances, it may be in the best interests of the Registrant to be able to co-invest with the Unregistered Funds to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations permit registered investment companies, such as the Registrant, to co-invest with unregistered funds, such as the Unregistered Funds, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights, and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights.

Buying or Selling Securities the Investment Manager Recommends to Clients or Purchases for Client Accounts.

The Investment Manager, its affiliates, and their respective personnel, may invest in the Funds, and in securities or other assets in which the Funds or other clients invest, subject to applicable law and the codes of ethics of the Registrant and of the Investment Manager.

Persons subject to the Registrant’s and the Investment Manager’s code of ethics are subject to, among other things, various restrictions relating to the buying or selling of securities. These restrictions include pre-authorization and disclosure requirements, restrictions on short term trading and general prohibitions on transactions in securities in certain circumstances, including:

•                                when in possession of inside information;

•                                transactions in securities of issuers on the Investment Manager’s restricted list or during specified blackout periods;

•                                transactions in securities at a time when the employee intends, or know of another employee’s intention, to purchase or sell that security or an equivalent security on behalf of a Fund or other advisory client;

•                                transactions in securities in which the Investment Manager is placing a transaction on behalf of a Fund or other client within a certain number of business days of such order being placed by Investment Manager for the Fund or other client account; and

•                                acquisition of securities in initial public offerings.

There are also restrictions on the acquisition by persons subject to the Registrant’s and the Investment Manager’s code of ethics in private placements, which acquisitions require the prior written approval by Investment Manager’s Chief Compliance Officer and the satisfaction of certain conditions. The code of ethics also addresses the fiduciary duties expected of the persons subject to the code of ethics, including confidentiality obligations, gift and corporate opportunity policies and restrictions on outside business activities.

The Investment Manager serves as an investment adviser solely to the Registrant. The Registrant imposes minimum investment limits upon investors in the Registrant that can be waived in certain circumstances. Generally, the minimum investment permitted in the Registrant is $10 million.

Allocation of Limited Investment Opportunities

The Investment Manager and the related companies will agree on the allocation of investment opportunities, prior to the placement of any order or batch or block trade, on which Funds will receive portions of the order or trade. In most instances the orders or trades will be allocated in approximate proportion to the size of each of the Funds. The allocation may vary depending upon the different objectives, methodologies, investment strategies and restrictions applicable to each Fund. The allocation may also vary depending upon decisions made by the portfolio manager principally responsible for any particular Fund. For example, a portfolio manager responsible for an investment idea may request a larger allocation of a securities purchase than the proportional size of the particular Fund for which he is principally responsible. Or, a portfolio manager might indicate a lack of interest in a securities purchase initiated by another portfolio manager and may reduce or exclude any allocation of it for the particular Fund for which he is principally responsible. If there are any disagreements concerning any such allocations, and a portfolio manager wants more or less of an allocation than would result from prorating the allocation based on Fund size, and the disagreement cannot be resolved, James G. Dinan and/or Daniel A. Schwartz shall resolve the disagreement with respect to the allocation. Mr. Dinan and Mr. Schwartz, the senior investment professionals, continually monitor and review all of the holdings of all the Funds. In the case of privately placed securities in which the Registrant makes an investment, the Investment Manager will follow the procedures and conditions that are consistent with applicable laws and the rules, regulations and interpretations of such laws.

Investment Committee Compensation

Mr. Dinan and Mr. Schwartz are portfolio managers and partners of York Capital Management.  Both of them receive a base salary of approximately $300,000 per year.  In addition, as partners, they both share in the net profits of the firm.  Jeanne Manischewitz receives a base salary of approximately $250,000 per year and a discretionary bonus.

Beneficial Ownership of the Registrant by the Investment Committee Members

James G. Dinan and Daniel Schwartz each own over $1 million of Common Shares of the Registrant indirectly through an investment in a special purpose vehicle.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fourth quarter of 2010 that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) None

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:	/S/ Jeffrey A. Weber

Name: Jeffrey A. Weber
Title: President

Date: March 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ James G. Dinan

Name: James G. Dinan
Title: Chief Executive Officer (principal executive officer)

Date: March 11, 2011

By:	/S/ Adam J. Semler

Name: Adam J. Semler
Title: Chief Financial Officer and Secretary (principal financial officer)

Date: March 11, 2011